33933446_1 GLOBE LIFE INC. MANAGEMENT INCENTIVE PLAN (Effective as of January 1, 2024) 1. Purpose. The purpose of the Plan is to enable the Company and its Subsidiaries to attract, retain, motivate and reward officers and key employees by providing them with the opportunity to earn compensation linked to the Company’s performance. 2. Definitions. Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably and that each comprehends the others. (a) “Affiliate” means (i) the Company or any Subsidiary, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee. (b) “Board” shall mean the Board of Directors of the Company. (c) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee or the Board: (i) gross neglect of duty; (ii) prolonged absence from duty without the consent of the Company; (iii) intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company; or (iv) willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. (d) “Change in Control” means and includes the occurrence of any one of the following events: (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding Voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by a Person who is on the Effective Date (as defined below) the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (B) any acquisition directly from the Company, (C) any acquisition by the Company, (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this definition; (ii) Individuals who, as of the first day of the calendar year in which the bonus is granted (the “Effective Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

33933446_1 2 (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. (e) “CEO” or “Co-CEOs” shall mean the Chief Executive Officer or the Co-Chief Executive Officers, as applicable. (f) “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder and any written interpretations issued by the Internal Revenue Service thereunder. (g) “Committee” shall mean the Compensation Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act. (h) “Company” shall mean Globe Life Inc., a Delaware corporation. (i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any rules or regulations promulgated thereunder. (j) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, “Good Reason” shall mean the occurrence of any of the following, without the express written consent of the Participant, after the occurrence of a Change in Control: (i) the assignment to the Participant of any duties inconsistent in any material adverse respect with the Participant’s position, authority or responsibilities immediately prior to the date of the Change in Control, or any other material adverse change in such position, including authority or responsibilities; (ii) any failure by the surviving entity in the Change in Control to comply with any of the provisions of this Plan, other than an insubstantial or inadvertent failure remedied by the Company promptly after receipt of notice thereof given by the Participant; (iii) the Company’s requiring the Participant to be based, or to perform a substantial portion of his or her duties with the Company, at any office or location more than 20 miles from that location at which he performed his or her services immediately prior to the date of the Change in Control, except for travel reasonably required in the performance of the Participant’s responsibilities; or (iv) any failure by the Company to obtain the assumption and agreement to perform this Plan by a successor as contemplated by Section 6(a).

33933446_1 3 Notwithstanding the foregoing definition of “Good Reason,” a Participant cannot terminate employment hereunder for Good Reason unless (A) the Company is notified in writing of the event (or events) which Participant believes constitutes a Good Reason event under subparagraphs (i), (ii), (iii) or (iv) (above) within 90 days from the date of such event, (B) provides the Company with at least 30 days to cure, correct or mitigate the Good Reason event so that it either (1) does not constitute a Good Reason event hereunder or (2) Participant agrees, in writing, that after any such modification or accommodation made by the Company that such event shall not constitute a Good Reason event hereunder, (C) Participant provides a notice of termination to the Company within thirty (30) days of the expiration of the Company’s period to remedy the condition, and (D) Participant terminates employment within ninety (90) days after Participant provides written notice to the Company of the existence of the condition referred to in clause (A). (k) “Officer” shall mean any “officer” (as such term is defined in Rule l6a-l(f) promulgated by the Securities and Exchange Commission under the Exchange Act). (l) “Participant” shall mean each Officer or other key employee of the Company or a Subsidiary who is selected by the Committee to participate in the Plan. (m) “Plan” shall mean the Globe Life Inc. Management Incentive Plan, as set forth herein and as may be amended from time to time. (n) “Section 409A” shall mean Section 409A of the Code. (o) “Subsidiary(ies)” shall mean any entity of which the Company possesses directly or indirectly 50% or more of the total combined voting power of all classes of stock of such entity. (p) “2½ Month Period” shall mean as soon as practical after award amounts are no longer subject to a substantial risk of forfeiture, but in no event later than the period ending on the later of the 15th day of the third month following the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture (as defined in Section 409A) or the 15th day of the third month following the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; unless otherwise required by Section 409A, an amount shall be considered no longer subject to a substantial risk of forfeiture on the last day of the applicable calendar year for which a bonus is earned. 3. Administration. The Committee shall administer and interpret the Plan. The Committee shall establish the performance objectives for any calendar year in accordance with Section 4 and certify whether and to what extent such performance objectives have been attained. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from such counsel, consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual’s willful misconduct. 4. Bonuses. (a) Target Bonus. Each year, based on market competitive considerations, the Committee shall determine a “Corporate Bonus Target”, which represents the amount payable if the “Corporate Performance Percentage” (as defined below) is 100%. Similarly, the Committee shall determine a “Target Bonus” for each Participant which is the amount to be paid as a bonus upon satisfaction of their target performance objective or objectives. (b) Establishment of Performance Measures, Objectives and Weighting. No later than 90 days after the commencement of each calendar year the Committee shall establish in writing the corporate performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for such year. Performance objectives shall be based upon the relative or comparative achievement of one or more performance measures alone or in combination. When

33933446_1 4 multiple performance measures are used, the Committee shall establish the weighting of each measure used to determine overall performance. Examples of the performance measures that may be utilized include by way of illustration, not limitation, the following: net operating income per share, pre- tax operating income, return on equity, cash flow, premium, sales, stock performance, total shareholder return, expense efficiency ratio, revenue, economic value added, shareholder value added, expense ratio, loss ratio, profit margin, investment income, return on capital, return on invested capital, insurance operating income, and/or underwriting income. The Committee may utilize Generally Accepted Accounting Principles (“GAAP”) or non-GAAP performance measures. The performance measures may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a division, business unit, region, department or function within the Company or an affiliate, as determined by the Committee. (c) Establishment of Threshold, Target and Maximum Objectives. At the time that the Committee establishes the corporate performance measures, objectives and weightings for a particular year, it shall also establish in writing the Threshold, Target and Maximum bonus objectives for each such performance measure with respect to such year. The Committee may establish intermediate objectives between Threshold and Maximum bonus objectives. The Committee shall establish performance factors for Threshold, Target and Maximum and other intermediate objectives for each of the associated performance measures. Performance below Threshold shall be associated with a 0% performance factor for the associated performance measure. The performance factor for performance results between established objectives will be determined by proration. (d) Corporate Performance Percentage. Following the end of each year, the Committee will determine the percentage achieved for each corporate performance measure. The sum of the product of the weighting associated with each corporate performance measure multiplied by the performance factor achieved for each performance measure shall be known as the “Corporate Performance Percentage.” The Corporate Performance Percentage shall not exceed 200%. (e) Annual Bonus Pool. The “Annual Bonus Pool” shall be equal to the product of the Corporate Bonus Target and the Corporate Performance Percentage. (f) Determination of Bonus Amounts for the Co-CEOs. Following the end of each year, the Committee shall calculate a bonus amount for each of the Co-CEOs as the product of the Corporate Performance Percentage multiplied by such Co-CEO’s Target Bonus. The Committee may at its discretion reduce the bonus amount, as calculated, but may not increase such amount. The Committee shall then recommend to the Non-Employee Directors of the Board, for final approval, the bonuses payable to each of the Co-CEOs. (g) Determination of Non-CEO Participant Bonus Amounts. The Co-CEOs, based on a combination of the Non- CEO participant’s Target Bonus, Corporate Performance Percentage and individual/unit objectives they have established for each Non-CEO Participant, shall recommend to the Committee, for final approval, a bonus for each such Participant. The total aggregate amount of bonuses for Non-CEO participants approved by the Committee shall not exceed the Annual Bonus Pool, less the amounts determined for the Co-CEOs. For the avoidance of doubt, in the event the total aggregate amount of bonuses to be paid for a given year is less than the Annual Bonus Pool for such year, the entire Annual Bonus Pool need not be awarded or paid. (h) Termination of Employment. Unless the Committee shall otherwise determine and except as otherwise set forth in Section 5(c), if a Participant voluntarily resigns employment prior to the last day of the calendar year for which a bonus is payable, any bonus payable for such calendar year shall be forfeited. Unless the Committee shall otherwise determine and except as otherwise set forth in Section 5(c), if a Participant is terminated for Cause prior to the date the bonus is payable, any bonus payable for such calendar year shall be forfeited. Unless the Committee shall otherwise determine and except as otherwise set forth in Section 5(c), if a Participant’s employment terminates for any other reason (including, without limitation, his or her death, disability or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary) prior to the last day of the calendar year for which the bonus is payable, such Participant shall receive an annual bonus equal to the amount the Participant would have received as an annual bonus award if such Participant had remained an employee through the end of the year multiplied by a fraction, the numerator of which is the number of days that elapsed during the calendar year in which the termination occurs prior to and including the date of the Participant’s termination of employment and the denominator of which is 365. (i) Discretion. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole

33933446_1 5 or part, as the Committee deems appropriate. Newly-hired employees may participate. in the Plan as long as their individual objectives are established within 90 days of date of hire. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals are no longer appropriate and may adjust, change or eliminate the performance goals as it deems appropriate. 5. Payment. (a) Payment. Subject to Section 5(b) below and except as otherwise provided hereunder, payment of any bonus amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained (or, in the case of any bonus payable under the provisions of Section 4(h), after the Committee determines the amount of any such bonus) but in no event later than the 2½ Month Period. (b) Deferral of Bonuses. Each Participant entitled to participate in a nonqualified deferred compensation plan sponsored by the Company (the “Deferral Plan”) may elect to defer payment of any amounts payable hereunder in accordance with the Deferral Plan. To the extent that a Participant entitled to participate in the Deferral Plan elects to defer the payment of any amounts payable hereunder, the terms of the Deferral Plan shall apply to the payment of any such deferred amounts. (c) Acceleration of Payout of Bonus Upon Termination of Employment Following a Change in Control. If (i) the Company or the surviving entity following the date of a Change in Control terminates a Participant’s employment other than for Cause or·(ii) the Participant terminates his or her employment for Good Reason with the Company or the surviving entity following the date of a Change in Control, then the target payout opportunities attainable under such Participant’s bonus award under this Plan that are outstanding as of the date of the Change in Control shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a pro rata payout to the Participant within thirty (30) days following the date of termination (or, if later, the first date that such payment may be made without causing a violation of Section 409A) based upon the length of time within the performance period that has elapsed prior to the date of termination. (d) Clawback. All bonuses under the Plan shall be subject to any applicable clawback or recoupment policy of the Company that is required by applicable law or any applicable securities exchange listing standards and/or that is otherwise adopted from time to time by the Board or the Committee. Any repayments required under this Section 5(d) must be made by the Participant within ten (10) days following written demand from the Company. By accepting the opportunity to earn a bonus under the Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any such bonus or amounts paid under the Plan subject to clawback pursuant to such law, securities exchange listing standard or Company policy, including the Company’s right to offset any other amounts otherwise payable to Participant. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any such award or amounts paid from a Participant’s accounts, or pending or future compensation or bonuses under the Plan. 6. General Provisions. (a) Successors. The Company shall require any successor to all or substantially all of the business and/or assets of the Company, whether direct or indirect by purchase, merger, consolidation, acquisition of stock or otherwise, by an agreement in form and substance satisfactory to the Participant, expressly to assume the Plan and agree to perform under the Plan in the same manner and to the same extent as the Company would be required to perform if no such succession had taken place. (b) Effectiveness of the Plan. The Plan shall be effective with respect to calendar years beginning on or after January 1, 2024 and shall continue until such time as the Committee terminates the Plan. It is intended that this Plan supersede the Torchmark Corporation 2019 Management Incentive Plan for calendar years beginning January 1, 2024 and thereafter. (c) Amendment and Termination. Notwithstanding Section 6(b), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however that, (i) except as set forth in (ii) below, no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant in respect of any calendar year that has already commenced, and (ii) at any time the Committee determines that the Plan or any award

33933446_1 6 hereunder may be subject to Section 409A, the Committee shall have the right, in its sole discretion to amend the Plan as it may determine is necessary or desirable either for the Plan or awards to be exempt from the application of Section 409A or to satisfy the requirements of Section 409A, including by adding conditions with respect to the vesting and/or the payment of the awards. (d) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant’s death. Such designation may be changed or canceled at any time without the consent of any beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise. (e) No Right of Continued Employment. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries. (f) Interpretation. It is the intention of the Company that the provisions of this Plan comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), the Treasury regulations and other guidance promulgated or issued thereunder (“Section 409A”), to the extent that the requirements of Section 409A are applicable thereto, and after application of all available exemptions, including but not limited to, the “short-term deferral rule” and “involuntary separation pay plan exception” and the provisions of this Plan shall be construed in a manner consistent with that intention. The Company shall not have any liability to Participants with respect to tax obligations that result under any tax law and makes no representation with respect to the tax treatment of the payments and/or benefits provided under this Plan. Any provision required for compliance with Section 409A that is omitted from this Plan shall be incorporated herein by reference and shall apply retroactively, if necessary, and be deemed a part of this Plan to the same extent as though expressly set forth herein. If, and to the extent required to comply with Section 409A, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” (excluding death) within the meaning of Section 409A and, for purposes of any such provision of this Plan, references to a “resignation,” “termination,” “termination of employment” or like terms shall mean “separation from service” (excluding death). If a Participant is deemed on the date of termination to be a “specified employee,” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology, then with regard to any payment or the providing of any benefit made under this Plan, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, and any other payment or the provision of any other benefit that is required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment or benefit shall not be made or provided prior to the earlier of (i) the expiration of the six-month period measured from the date of “separation from service” or (ii) the date of death. On the first day of the seventh month following the date of “separation from service,” or if earlier, on the date of death, all payments delayed pursuant to this subparagraph and Section 409A (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to in a lump sum, and any remaining payments and benefits due under this Plan shall be paid or provided in accordance with the normal payment dates specified for them herein. (g) No Limitation to Corporation Action. Nothing in this Plan shall preclude the Committee as it shall deem necessary or appropriate, from authorizing the payment to the eligible employees of compensation outside the parameters of the Plan, including, without limitation, base salaries, awards under any other plan of the Company and/or its Subsidiaries (whether or not approved by stockholders), any other bonuses (whether or not based on the attainment of performance objectives) and retention or other special payments. (h) Nonalienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer anticipate, or otherwise encumber the Participant’s interest under the Plan. The Company’s obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company’s assets, (ii) any corporation into which the Company may be merged or consolidated, or (iii) the extent required by Section 6(a) hereof. The provisions of the Plan shall inure to the benefit of each Participant and the Participant’s beneficiaries, heirs, executors, administrators or successors in interest.

33933446_1 7 (i) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment. (j) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan. (k) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflict of laws. (l) Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan. (m) Rule of Construction. Unless the context otherwise requires, any references to an “Article,” “Section” or “clause” refers to an Article, Section or clause, as the case may be, of this Plan.